EXHIBIT 15

May 8, 2006

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated May 8 2006 on our review of consolidated interim financial information of FirstEnergy Corp. (the “Company”) as of March 31, 2006 and for the three months ended March 31, 2006 and 2005, included in the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2006, is incorporated by reference in its Registration Statements on Form S-3 (Nos. 333-48587, 333-102074 and 333-103865) and Form S-8 (Nos. 333-56094, 333-58279, 333-67798, 333-72764, 333-72766, 333-72768, 333-75985, 333-81183, 333-89356, 333-101472 and 333-110662).

Very truly yours,

PricewaterhouseCoopers LLP

EXHIBIT 15

May 8, 2006

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated May 8, 2006 on our review of consolidated interim financial information of Ohio Edison Company (the “Company”) as of March 31, 2006 and for the three months ended March 31, 2006 and 2005, included in the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2006, is incorporated by reference in its Registration Statements on Form S-3 (Nos. 33-49413, 33-51139, 333-01489, 333-05277 and 333-133117).

Very truly yours,

PricewaterhouseCoopers LLP

EXHIBIT 15

May 8, 2006

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated May 8, 2006 on our review of consolidated interim financial information of Pennsylvania Power Company (the “Company”) as of March 31, 2006 and for the three months ended March 31, 2006 and 2005, included in the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2006, is incorporated by reference in its Registration Statements on Form S-3 (Nos. 33-62450 and 33-65156).

Very truly yours,

PricewaterhouseCoopers LLP

EXHIBIT 15

May 8, 2006

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated May 8, 2006 on our review of consolidated interim financial information of Pennsylvania Electric Company (the “Company”) as of March 31, 2006 and for the three months ended March 31, 2006 and 2005, included in the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2006, is incorporated by reference in its Registration Statements on Form S-3 (Nos. 333-62295, 333-62295-01 and 333-62295-02).

Very truly yours,

PricewaterhouseCoopers LLP